Exhibit 99.2

Investor Presentation November 2022 Shaping Tomorrow’s Connectivity TM

Disclaimer

Cautionary Notes

This presentation (together with oral statements made in connection herewith, this "Presentation") is provided for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist prospective purchasers in a private placement in making their own evaluation with respect to a potential business combination between Mobix Labs, Inc. ("Mobix" or the "Company") and Chavant Capital Acquisition Corp. ("Chavant") and related transactions (the "Potential Business Combination") and the proposed private placement of securities of Chavant in connection with the Potential Business Combination, and for no other purpose.

This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Chavant and the Company and is intended for the recipient hereof only. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose or use such information for any purpose other than for the purpose of your participation in the potential private placement of securities, that you will not distribute, disclose or use such information in any way detrimental to Mobix or Chavant, and upon request, you will return this Presentation to Mobix and Chavant, delete or destroy it.

You acknowledge that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Mobix, Chavant or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Mobix or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Mobix, the Potential Business Combination and the potential private placement and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to enter into any transaction or take any course of action.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Potential Business Combination, including statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the services offered by Mobix and the markets in which it operates, and Mobix's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "forecast," "predict," "expect," "anticipate," "estimate," "intend," "seek," "strategy," "future," "outlook," "target," "opportunity," "plan," "potential," "may," "seem," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include, but are not limited to, predictions, projections and other statements about future events that are based on current expectations and assumptions of Mobix's and Chavant's management, whether or not identified in this Presentation, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Mobix and Chavant.

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Disclaimer (Cont'd)

Forward-Looking Statements (Cont'd)

Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the risk that the Potential Business Combination (including the domestication of Chavant from Cayman Islands to Delaware) may not be completed in a timely manner or at all, which may adversely affect the price of Chavant's securities, (ii) the risk that the Potential Business Combination may not be completed by Chavant's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Chavant, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the adoption of the business combination agreement by the respective stockholders of Chavant and Mobix, the satisfaction of the minimum cash amount following redemptions by Chavant's public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the Potential Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the Potential Business Combination on Mobix's business relationships, performance, and business generally, (vii) risks that the Potential Business Combination disrupts current plans of Mobix and potential difficulties in Mobix employee retention as a result of the Potential Business Combination, (viii) the outcome of any legal proceedings that may be instituted against Mobix or against Chavant related to the business combination agreement or the Potential Business Combination, (ix) failure to realize the anticipated benefits of the Proposed Business Combination, (x) the inability to maintain the listing of Chavant's securities (or the securities of the post-combination company) on the Nasdaq Stock Market (the "Nasdaq"), (xi) the risk that the price of Chavant's securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Mobix plans to operate, variations in performance across competitors, changes in laws, regulations, technologies including transition to 5G, global supply chain, U.S./China trade or national security tensions, and macro-economic and social environments affecting Mobix's business and changes in the combined capital structure, (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiii) the risk that Mobix and its current and future collaborators are unable to successfully develop and market Mobix's products or solutions, or experience significant delays in doing so, (xiv) the risk that Mobix may never achieve or sustain profitability, (xv) the risk that Mobix will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risks relating to long sales cycles, concentration of customers, consolidation and vertical integration of customers, and dependence on limited or sole suppliers and channel partners; (xviii) the risk that Mobix may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments; (xix) the risk that Mobix's patent applications may not be approved or may take longer than expected, and Mobix may incur substantial costs in enforcing and protecting its intellectual property; and (xx) the risk factors included under the heading "Risk Factors" in this Presentation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors, any other factors discussed in this Presentation and the other risks and uncertainties described in the "Risk Factors" sections of Chavant's Annual Report on Form 10-K for the year ended December, 31, 2021, which was filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2022 (the "2021 Form 10-K"), as such factors may be updated from time to time in Chavant's filings with the SEC, the Registration Statement (as defined below) and proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Chavant nor Mobix presently know or that Chavant and Mobix currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Chavant's and Mobix's expectations, plans, or forecasts of future events and views only as of the date they are made. Chavant and Mobix anticipate that subsequent events and developments will cause Chavant's and Mobix's assessments to change. However, while Chavant and Mobix may elect to update these forward-looking statements at some point in the future, Chavant and Mobix specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Chavant's and Mobix's assessments of any date subsequent to the date of this Presentation. Accordingly, readers are cautioned not to put undue reliance on forward-looking statements, and Mobix and Chavant assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required to by applicable securities law. Neither Mobix nor Chavant gives any assurance that either Mobix or Chavant will achieve its expectations.

Additional Information and Where to Find It

This Presentation relates to the Potential Business Combination between Mobix and Chavant. If the Potential Business Combination is pursued, Chavant intends to file with the SEC a registration statement on Form S-4 relating to the Potential Business Combination (the "Registration Statement") that will include a proxy statement/prospectus of Chavant. The proxy statement/prospectus will be sent to all Chavant stockholders. Chavant will also file other documents regarding the Potential Business Combination with the SEC. Before making any voting decision, investors and security holders of Chavant are urged to read the Registration Statement, the proxy statement/prospectus contained therein and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about Mobix, Chavant and the Potential Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Chavant through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Chavant may be obtained free of charge by written request to Chavant at 445 Park Avenue, 9th Floor, New York, NY 10022 or by telephone at (212) 745-1086.

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Disclaimer (Cont'd)

Participants in Solicitation

Mobix and Chavant and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Chavant's stockholders with the Potential Business Combination and the other matters set forth in the Registration Statement. Information about Chavant's directors and executive officers is set forth in Chavant's filings with the SEC, including Chavant's 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the Potential Business Combination may be obtained by reading the proxy statement/prospectus regarding the Potential Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Industry and Market Data

This presentation has been prepared by Mobix and Chavant and includes market data and other statistical information from sources believed by Mobix and Chavant to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Mobix and Chavant, which, in each case, are derived from their review of internal sources as well as the independent sources described above.

Although Mobix and Chavant believe these sources are reliable, Mobix and Chavant have not independently verified the information and cannot guarantee its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Mobix and Chavant.

No Offer or Solicitation

This Presentation relates to the potential financing of a portion of the proceeds necessary to consummate the Proposed Business Combination through a private placement of Chavant's Class A common stock. This presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in the Proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of Mobix, Chavant and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with Chavant or Mobix, or an endorsement of sponsorship by or of Chavant or Mobix. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Mobix or Chavant will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Websites

The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation.

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Mobix Labs Team

Day-to-Day Execution



James Peterson
Executive Chairman
Microsemi (a Microchip company)



Fabian Battaglia
CEO, Director
Microsemi (a Microchip company), maxim integrated, Texas Instruments



Jim Aralis
Chief Technology Officer
Microsemi (a Microchip company), maxim integrated



Keyvan Samini
President, CFO, Director
RFaxis, Theodora Oringher, Capricorn Capital



Phil Sansone
VP Sales
Microsemi (a Microchip company), MaxLinear, Avnet



Mark Wong
EVP Marketing
Qorvo, Fujitsu, RFMW



Kirby Lam
EVP Engineering
Qualcomm Atheros, Texas Instruments, Rockwell International



Alex Gorbachov
Senior Fellow, RF Systems and Architecture
STMicroelectronics, RFaxis



Kristen Schmidt
VP Sales Operations
Cosemi, MACOM, Mindspeed

Independent Board of Directors



Rick Goerner
Director
Microsemi (a Microchip company)



David Aldrich
Director
Skyworks



Kurt Busch
Director
Syntiant



Bill Carpou
Director
octane

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The Chavant Team has Comprehensive Investing Expertise and Operating Experience

Exceptional Team

Five PhDs in Electrical Engineering, Material Science Physics, and Chemistry, who have identified, created and operated technology category leaders, with over 150 years of collective experience



Dr. Jiong Ma

President, CEO

25+ years experience in investing, building and scaling global technology companies

Lucent Technologies Bell Labs Innovations · 3i · BRAEMAR ENERGY VENTURES



Dr. André-Jacques Auberton-Hervé

Chairman

30+ years of operating experience in silicon and semiconductors with 25 years of public company board experience

4A Consulting & Engineering · C4Ventures · soitec

Proven Track Record

TECHNICAL EXPERTISE

- Experience investing in fundamental innovations and transformative growth opportunities
- Ability to utilize strong IP to address evolving manufacturing processes, materials technology and customer needs

TRANSACTION EXPERIENCE

- Track record spans all stages of technology investing with a focus on growth companies that are early in the adoption cycle
- Backgrounds deeply rooted in P&L responsibility and operating improvements to drive free cash flow

COLLABORATION & VALUE CREATION

- Decades of successful partnerships as investors, founders and operators with multiple investments and successful exits
- Drive to assist in future product development and integration of strategic acquisitions

INVESTOR RELATIONSHIPS

- Established relationships with key investors focused on emerging technology companies

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Transaction Summary

Transaction Overview

- Pro forma enterprise value of $276.4 million
- Transaction includes $30 million fully committed common stock PIPE at $10.00 per share
- The committed PIPE combined with an equity line of credit[1] and other financing that Mobix Labs and Chavant have agreed to cooperate to raise are expected to satisfy the minimum cash condition required to close
- Existing Mobix Labs shareholders and management are rolling 100% of their equity in the transaction
- Existing Mobix Labs shareholders will be entitled to receive 3.5 million new additional shares[2] in the form of an earnout that is contingent on stock performance
- Chavant Founder Shares and Mobix Labs' management common shares are subject to lock-up restrictions

Pro Forma Valuation (mm, except per share data)

Total shares outstanding[3, 4]	29.5
Price per share	$10.00
Equity value	**$294.5**
Less: net cash[3, 5]	$18.1
Total enterprise value	**$276.4**

Sources and Uses ($mm)

Sources		Uses	
Committed Equity PIPE	$30.0	Cash to PF Balance Sheet	$21.7
Chavant Cash in Trust[3]	9.7	Estimated Transaction Fees	18.0
Mobix Labs Rollover Equity	235.0	Mobix Labs Rollover Equity	235.0
Chavant Founder Shares Rollover Equity	20.0	Chavant Founder Shares Rollover Equity	20.0
Total Sources	**$294.7**	**Total Uses**	**$294.7**

Pro Forma Illustrative Ownership Breakdown[3, 4]



Chavant Founder Shares
6.8%
SPAC Public Shares
3.2%
Committed Equity PIPE
10.2%
Existing Mobix Labs Shares
79.8%

Existing Mobix Labs Shares	23.5
Committed Equity PIPE	3.0
Chavant Founder Shares	2.0
SPAC Public Shares	1.0
Total Shares	**29.5**

1. Mobix Labs has entered into a non-binding term sheet with B. Riley Principal Capital II, LLC for a $100 million equity line of credit.
2. 50% vest if VWAP exceeds $12.50 for 20 trading days out of any 30-day trading period during the earnout period and remaining 50% vest if VWAP exceeds $15.00 for 20 trading days out of any 30-day trading period during the earnout period.
3. Assumes no SPAC investors redeem shares for cash in trust in connection with the proposed business combination.
4. Excludes 3.4 million SPAC private placement warrants, 6.0 million SPAC public warrants, 3.5 million Mobix Labs earnout shares, PIPE make-whole shares and new employee equity incentive plan.
5. Includes $3.5 million of net debt from Mobix Labs unaudited balance sheet as of 9/30/2022 (excludes Mobix Labs convertible notes and SAFE notes, which are expected to be converted into Mobix Labs Rollover Equity prior to transaction close).

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Investment Highlights

Unique investment opportunity in a next generation, disruptive wireless semiconductor and connected solutions provider

Highly integrated RF, mixed signal, & analog solutions for **next generation wireless networks**

Addressing emerging **$155Bn+ market with 38% CAGR** from 2022 to 2026[1]

Capitalizing on current and anticipated **growth in 5G C-Band & mmWave** with robust pipeline of customers and strategic partnerships

Proven leadership team with successful track record of value creation

Transaction accelerates product roadmap and **M&A strategy**

Universal CMOS-based chipset enabling full 5G spectrum accessibility with higher performance and lower cost in a single SKU solution

1. Sources: Allied Market Research, Digitimes Asia, IDTechEx, and Markets & Markets. Estimated total addressable market based on the sum of estimates of the active optical cable, 5G, antenna and satellite communications equipments markets.

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9 Shaping Tomorrow’s Connectivity TM Mobix Labs at a Glance Overview ▪ Industry veterans from top semiconductor companies ▪ In volume production with Active Optical Cables (“AOC”) since 2017 ▪ Next generation wireless ICs moving to sampling and testing with customers Fabless semiconductor company delivering disruptive next generation wireless and connected solutions Select Customers and Strategic Relationships $155bn TAM growing at 38% CAGR with SAM of $73bn in 2022 Volume Production Current Customers Ramping Up (Significant Open Backlog) Tier 1 Engagements Multiple Key Wireless Customer Engagements / Strategic Partnerships World Class Engineers Highly Skilled in RF, Analog, Mixed - Signal Technologies (incl. 7 PhDs) 60% & 30% Targeted Long - Term Gross Margins and Operating Margins 1 95+ Patents (Issued & Pending) Active M&A Strategy 2 Cash Flow Accretive Acquisitions Announced Since 2021 300+ Years Combined Leadership Experience HQ: Irvine, California Employees: 43 1. Management’s targets based on industry experience and not projections of expected future results.

10 Shaping Tomorrow’s Connectivity TM 10 Discontinued Investment Highlights Digital Revolution is Flooding the World with Data The current explosion of data necessitates a vast increase in infrastructure 1G 1982 First Cell Phones 2G 1992 Texting 9.6 KB/s 3G 2001 Online Multi - Media 2 MB/ s 4G 2012 HD Streaming 300 MB/s 1 GB/s (LTE) Illustrative Volume of Data Created and Consumed To Be Turned Off Nearing Limit Now 5G Zettabytes of Data Without advances in technology and lower cost of deployment , the current 5G infrastructure will not be able to support the continued explosion of data

11 Shaping Tomorrow’s Connectivity TM Network 11 Investment Highlights The Promise of “True” 5G 5G is expected to meet the network needs of increasing data growth and realize the vision of new applications and user experi enc es Applications / Experiences 10x Experienced Throughput Decrease in Latency 10x Spectrum Efficiency 3x 10x Connection Density Traffic Capacity 100x Network Efficiency 100x Connected Car / Autonomous Vehicle Industrial IoT AR / VR Remote Medicine In order to realize the vision of 5G, the industry will need to adopt technologies such as C - Band and mmWave

Mobix Labs Products and Solutions Designed to Deliver "True" 5G

Designed to deliver high speed, low latency solutions to enable the realization of next generation connected products and applications

	Wireless Solutions	Connectivity Solutions
Products	▪ Universal 5G chipset for C-Band & mmWave o Beamformers, frequency converters, synthesizers, gain blocks, splitter/combiners, antenna in module ▪ Future products o X-Band o LEO SATCOM o Terahertz & 6G True5G™	▪ HDMI 18G / 48G ▪ DisplayPort 1.4 ▪ USB 2.0 / 3.2 / Alt Mode True Xero
Features	▪ Worldwide 5G frequency coverage o C-Band & mmWave ▪ Highly integrated single-chip, single-die bulk CMOS solutions ▪ Fully scalable chipset for high power and MIMO applications	▪ Patented fiber / copper hybrid cable ▪ Cable lengths up to 100 meters ▪ Supports data rates up to 100G ▪ Custom applications

Target Markets

- Infrastructure
- Automotive
- Customer On Premise Equipment ("CPE")
- Hi-Rel / Mil / Aero
- SATCOM
- Medical

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13 Shaping Tomorrow’s Connectivity TM Addressing Large, Growing Markets TAM Growth ($bn) SAM Expansion ($bn) $155.2 $211.3 $309.2 $409.2 $560.3 2022 2023 2024 2025 2026 Addressable Markets: 5G Antenna LEO/SATCOM AOC 2026 SAM $149.0 2022 SAM $73.0 TAM and SAM poised for rapid growth and scaling of new end market opportunities Sources: Allied Market Research, Digitimes Asia, IDTechEx , and Markets & Markets. Estimated total addressable market based on the sum of estimates of the active optical cable, 5G, an ten na and satellite communications equipments markets.

14 Shaping Tomorrow’s Connectivity TM 49 2 6 41 Pending Issued Pending Issued 52 17 17 11 United States Taiwan WIPO Other Extensive Intellectual Property Portfolio Status of Patent Portfolio Wireless AOC Patent Filings by Location 1. Other includes China, European Patent Convent, Hong Kong, Japan, and South Korea. ▪ 97 issued and pending patents 51 in Wireless and 47 in AOC Significant investment in developing IP critical to commercializing Mobix Lab’s technology ▪ Platform - based approach 01 Circuit design techniques 02 Circuit and system architectures 03 System optimization 04 Manufacturing techniques ▪ IP strategy designed to protect key areas of Mobix Labs’ technology: (1) ▪ Trade Secrets

15 Shaping Tomorrow’s Connectivity TM Wireless Solutions

Challenges of 5G

Deployment

- Prohibitively expensive with current technology
- Top 5G performance only possible with mmWave
- mmWave requires ultra dense network deployment

Signal Integrity

- mmWave has limited range of ~1000 ft
- Signal easily impacted by objects
- Multiple users can cause interference

Complex Requirements

- Different countries operate on separate frequencies
- Power requirements depend on type of device
- New technology needed
  - Phased array network antennas
  - Beamforming

5G Network Example


Private IoT Networks
Drone Communications
5G NR mmWave
Public Safety/ Emergency Services
LTE IoT
5G NR Sub-6 GHz
Automotive (C-V2X)
Existing LTE Deployments
LTE IoT
LTE

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17 Shaping Tomorrow’s Connectivity TM Mobix Labs Value Proposition Designed to accelerate and “future proof” 5G 17 Mobix Labs solutions intended to significantly reduce time - to - market and cost of deployment Performance ▪ Worldwide 5G frequency coverage ▪ High efficiency for longer battery life ▪ Excellent thermal performance Size ▪ High levels of integration ▪ Wideband products equal or smaller than competitors’ single - band solutions Cost ▪ CMOS - based designs ▪ Single SKU chipset ▪ Single - chip, Single - Die products Flexibility ▪ Baseband agnostic chipset ▪ Fully scalable solution ▪ Premade Antenna in Module support

Mobix Labs Enables "True" 5G

Every 5G connected device requires a wireless radio

Typical 5G Radio Block Design


verizon
28 GHz
Beamformer
Up Converter
Transmit
Synthesizer
Baseband CPU
28 GHz
Beamformer
Down Converter
Receive
AT&T
39 GHz
Beamformer
Up Converter
Transmit
Synthesizer
Baseband CPU
39 GHz
Beamformer
Down Converter
Receive

Mobix Labs True5G™ Universal Chipset


24 – 49 GHz
Tx/Rx Beamformer
Up/Down Converter
Baseband CPU
Transmit & Receive
Synthesizer

True5G

- Mobix Labs' True5G™ allows for any carrier worldwide with 5G deployments
- Mobix Labs' True5G™ chipset simplifies any 5G device radio architecture enabling significant size and cost savings
- Mobix Labs' True5G™ chipset accelerates customer time to market with worldwide mmWave coverage in a single-SKU solution

Verizon and AT&T logos for illustrative purposes only and not intended to indicate customer relationship.

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19 Shaping Tomorrow’s Connectivity TM Wireless Technology Which Can Scale Scalable solution offers opportunity for 160+ pcs of Mobix Labs products PA LNALNA Filter Filter PA LNA LNA Filter Filter PA LNA LNA Filter Filter PA LNA LNA Filter Filter PA LNA LNA Filter Filter PA LNA LNA Filter Filter PA LNA LNA Filter Filter PA LNA LNA Filter Filter Baseband IF MIC2xx Frequency Converter (8 pcs needed) MIC3xx Synthesizer (1 pc needed) MIC4xx Gain Block (16 pcs needed) MIC5xx Splitter/Combiner (80 pcs needed) MIC6xx Beamformer (64 pcs needed) Antenna Elements Scaled Solution Dual - Band 256 - Element Antenna Array (Vertical and Horizontal Polarization) Example

Wireless Products and Derivative Strategy

Core Products[1]

MIC2xx — Frequency Converter
C-Band + mmWave

MIC3xx — Synthesizer
C-Band + mmWave

MIC6xx — Beamformer
C-Band

MIC6xx — Broadband Beamformer
mmWave

1. Products in various stages of testing.

Block Level Derivatives

MIC2xx — Frequency Converters
mmWave

MIC6xx — Narrow Band Beamformers
mmWave

MIC5xx — Splitters/Combiners

MIC3xx — Synthesizers
mmWave

MIC4xx — Gain Blocks
mmWave

Frequency Tuned Derivatives

MIC6xx — X-Band + LEO SATCOM
Beamformer

MIC2xx — X-Band + LEO SATCOM
Frequency Converter

MIC3xx — X-Band + LEO SATCOM
Synthesizer

Integrated Derivatives

Chip Level Integration

AIO7xx — All-In-One
Beamformer + Frequency Converter + Synthesizer
C-Band or mmWave

AIO7xx — All-In-One
Beamformer + Frequency Converter + Synthesizer
X-Band + LEO SATCOM

Module Integration

PAM1xx — 8x8 Antenna in Module
24.25 – 49 GHz

PAM6xx — 8x8 Antenna in Module
X-Band + LEO SATCOM

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21 Shaping Tomorrow’s Connectivity TM Competitive Landscape Company A Company B Company C Company D Company E Process Technology CMOS SiGe SOI SOI CMOS/SOI CMOS+SMDs Smallest Size Scalable Solution Low - Cost Structure Worldwide Frequency Coverage Supports Infrastructure and Mobile Handsets Dual Polarization Beam Forming Compatibility with 3 rd Party Baseband Modems Sources: company websites and press releases.

22 Shaping Tomorrow’s Connectivity TM Wireless Solutions Address Multiple End Markets Significant opportunity for revenue generation in the Infrastructure and CPE end markets Infrastructure CPE Automotive Other ▪ Small Cells ▪ Repeaters ▪ Access Points ▪ Routers ▪ Laptops ▪ Tablets ▪ TVs ▪ Handhelds ▪ Infotainment ▪ Autonomous Vehicle ▪ SATCOM ▪ Medical ▪ Health & Safety Monitoring ▪ Sensors Applications Target Customers 1 1. Indicates selected companies operating in the target markets; not intended to indicate a current customer relationship.

Wireless Go-to-Market Strategy / Engagement

~ 3 - 6 Months[1] (New Opportunity → Project Identified)

~ 3 - 6 Months[1] (Design In → Production)

New Opportunity
- Quoted the customer
- Customer evaluating product collateral

Sample / Evaluation
- Sampled product

- OR -

- Customer evaluating technology with the intent to judge fit in potential designs

(Project name may NOT be identified or budgeted at this time)

Project Identified
- Project name identified
- Project budget approved
- Required fields
  - Estimated Annual Units (EAU)
  - 1st Purchase Order (PO) date
  - Production date

Design In
- DESIGN-IN
- Customer confirms Mobix Labs will be used for project
- Confirm part on Bill of Materials (BOM)

Pre-Production
- First PO ship date
- Covers pre-production or Engineering Validation Test (EVT) / Design Validation Test (DVT) / Production Validation Testing (PVT) builds
- Recognize revenue when Mobix Labs ships to distributors

Production
- Design-win
- Receiving revenue for production order
- 10% of EAU

Select Engagements in Progress

ASKEY · Gemtek · hmd. The Home of Nokia Phones · muRata INNOVATOR IN ELECTRONICS · RaGE SYSTEMS · SAMSUNG · TOYOTA · verizon

1. Management estimates.

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24 Shaping Tomorrow’s Connectivity TM Connectivity Solutions

25 Shaping Tomorrow’s Connectivity TM Mobix Labs True Xero TM AOC Technology ▪ AOC technology uses telecom optical fiber technology to transmit video, audio and data signals over long distances over an al l - i n - one cable solution ▪ Mobix Labs patented True Xero TM AOC technology miniaturizes optical and electrical technologies into an extremely small and light cable Mobix Labs Technology Patents True Xero TM AOC Products Telecom Fiber Optics ▪ Up to 100Gbps ▪ Up to 100m distance ▪ Virtually zero latency ▪ No noise interference ▪ Simple to use; Plug and play Miniaturized optical & electrical technologies

High-Bandwidth Extension Solution Comparison

True Xero™ Active Optical Cables

- Maximum distance: 330ft (100 meters)
- Single cable, plug-and-play
- Thin, flexible, light weight
- Simplest cable solution on the market



Bandwidth: 4K video (18Gbps)
PC
Active Optical Cable (AOC)
Display

Competitive Solutions

Copper Passive Cable

- Maximum distance: 16ft (5 meters)
- Rigid cable
- High EMI / RFI leakage



Bandwidth: 4K video (18Gbps)
PC
Display

Copper Active Cable

- Maximum distance: 50ft (15 meters)
- Signal compression
- Increased higher EMI / RFI leakage



Bandwidth: 4K video (18Gbps)
PC
Signal Booster
Display

HDBaseT or Pure Fiber Optics

- Maximum distance: 330ft (100 meters)
- Requires external power
- Requires multiple cables
- Multiple interconnect loss



Bandwidth: 4K video (18Gbps)
Copper AV Cable
Transmitter
Receiver
Copper AV Cable
PC
Standard Copper or Fiber Cable
External Power
External Power
Display

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27 Shaping Tomorrow’s Connectivity TM 8VYI<IVS Ʀ %3'4VSHYGX0MRI ▪ 18 Gbps ▪ Supports ARC, CEC, and HDCP ▪ EMI/RFI Resistant ▪ 5mm Bend Radius Products Features Benefits Applications ▪ No External Power Required ▪ Thin, Flexible & Lightweight ▪ Multiple Lengths Available ▪ Medical Devices/Systems ▪ Secure Control Systems ▪ Digital Signage ▪ AR/VR ▪ Pro AV ƒ +FTW ƒ (MWTPE]4SVX:MHISYTXS +FTW ƒ ;4S[IV(IPMZIV] ƒ )1-6*-6IWMWXERX ▪ Thin, Flexible & Lightweight ▪ Thin Cable for Tight Bend Radius ▪ USB 2.0 HS Mode Compatible ▪ Multiple Lengths Available ▪ Pro AV ▪ Teleconference Equipment ▪ Consumer Electronics ▪ AR/VR ▪ 10 Gbps ▪ EMI/RFI Resistant ▪ USB 2.0 HS Mode compatible up to 40M ▪ 5mm Bend Radius ▪ Thin, Flexible & Lightweight ▪ Thin Cable for Tight Bend Radius ▪ Multiple Lengths Available ▪ Consumer Electronics ▪ eSports ▪ Machine Vision ▪ Semiconductor Testing ▪ 48 Gbps ▪ Supports ARC, CEC, and HDCP ▪ EMI/RFI Resistant ▪ 5mm Bend Radius ▪ No External Power Required ▪ Thin, Flexible & Lightweight ▪ Multiple Lengths Available ƒ 1IHMGEP(IZMGIW7]WXIQW ƒ 7IGYVI'SRXVSP7]WXIQW ƒ (MKMXEP7MKREKI ƒ %6:6 ƒ 4VS%: ▪ 40 Gbps ▪ EMI/RFI Resistant ▪ USB 2.0 HS Mode compatible up to 40M ▪ 5mm Bend Radius ▪ Thin, Flexible & Lightweight ▪ Thin Cable for Tight Bend Radius ▪ Multiple Lengths Available ▪ Consumer Electronics ▪ eSports ▪ Machine Vision ▪ Semiconductor Testing HDMI 2.0 DisplayPort 1.4 USB 2.0 / 3.2 HDMI 2.1 97&

28 Shaping Tomorrow’s Connectivity TM Connectivity Solutions Target End Markets Mobix Labs currently sells into CPE applications and addresses other applications Infrastructure CPE Automotive 3XLIV ▪ Remote Radio Heads ▪ Base Stations ▪ Small Cells ▪ Professional Audio ▪ Video Commercial / Residential ▪ AR/VR ▪ Consumer Devices ▪ Infotainment ▪ Telematics ▪ Autonomous Vehicle ▪ Medical, Health & Safety Monitoring Applications Target Customers 1 1. Indicates selected companies operating in the target markets; not intended to indicate a current customer relationship.

AOC Go-to-Market Strategy / Customer Opportunities

Significant backlog

~ 3 - 6 Months[1] (New Opportunity → Project Identified)

~ 3 - 6 Months[1] (Design In → Production)

New Opportunity	Sample / Evaluation	Project Identified	Design In	Pre-Production	Production
▪ Quoted the customer ▪ Customer evaluating product collateral	▪ Sampled product - *OR* - ▪ Customer evaluating technology with the intent to judge fit in potential designs *(Project name may NOT be identified or budgeted at this time)*	▪ Project name identified ▪ Project budget approved ▪ Required fields ▸ EAU ▸ 1st PO date ▸ Production date	▪ Design-in ▪ Customer confirms Mobix Labs will be used for project ▪ Confirm part on BOM	▪ First PO ship date ▪ Covers pre-production or EVT/DVT/PVT builds ▪ Recognize revenue when Mobix Labs ships to distributors	▪ Design-win ▪ Receiving revenue for production order ▪ 10% of EAU
14 New Customer Opportunities in 2022*	**8** New Customers Evaluating*	**4** New Projects Identified*	**4** New Design-Ins*	**3** New Projects in Pre-Production*	**8+** Customers in Production*

*Pipeline data as of October 31, 2022.

Select Customers

CRESTRON, hp poly, legrand, molex

Select Customer Opportunities

Amphenol, CISCO, Google, INTUITIVE SURGICAL, LEONI, oculus, TERADYNE, VANCO

1. Management estimates.

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30 Shaping Tomorrow’s Connectivity TM Growth Strategy

Execution Strategy and Growth Plan

Long-Term Financial Targets[1]

60% Gross Margins

30% Operating Margins

2022

- Execute capitalization plan
- Sample wireless products
- Recruit design centers
- Announced acquisition of EMI Solutions

2023

- Wireless products production launch
- Add strategic development partner
- Add EMEA Channel partner

2024

- SatCom product launch
- mmWave production ramp
- Expand Field Application Engineering

2025+

- Automotive production ramp
- HiRel/Mil/Aero production ramp
- All-in-one IOT product launch
- Add Global Distribution Partner

Growth Augmented by Potential M&A

1. Management's targets based on industry experience and not projections of expected future results.

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Mobix Labs to Acquire EMI Solutions

Transaction Overview

- On September 27, 2022, Mobix Labs announced it has signed a definitive agreement to acquire EMI Solutions
- EMI Solutions adds leading electromagnetic interference ("EMI") filtering products in complementary transaction
- Combined scale expected to provide more resources and capabilities to drive revenue growth
- Opportunity for strong cross-pollination on existing customers and opportunities
- Expected to be accretive to free cash flow at closing
- Terms of the transaction were not disclosed

Company Overview

Founded in 1996, EMI Solutions is a provider of cost-effective, dependable EMI filters, connectors and modules

- All products are 100% American made and tested
- Products comply with AS9100 and MIL-810/DO-160 standards, as well as the Arms Export Control Act and the International Traffic in Arms Regulations
- Industries served include aerospace, gaming, healthcare, military, transportation and SATCOM

HQ: Irvine, California

Core Products



FlexFilter Inserts
Available in multiple shell sizes with various capacitances and pin configurations



Filtered Connectors
Standard and customized Mil-Circular, D-Sub and Micro-D EMI Filtered connectors



Filter Modules
Filter and transient suppression modules in multi-port configurations



Feed Thru Filters
Offer high performance and reliability for critical EMI filter applications



Cable Assemblies
Meet the highest IPC/WHMA-A-620 Class III specifications and/or MIL-STD-454 specifications

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Shaping Tomorrow’s Connectivity TM Appendix

34 7LETMRK8SQSVVS[ ƅ W 'SRRIGXMZMX] 81 34 M&A Strategy Identified acquisition pipeline to accelerate future growth ▪ Focused on cash flow generating target companies ▪ Opportunities to eliminate operating expenses ▪ Not focused on R&D technologies ▪ Key employees retained ▪ Entice smaller targets with the opportunity to join a global network with equity consideration ▪ Accelerate geographic expansion Approach ▪ Company to provide cash - flow within ~2 quarters ▪ Complementary customer mix and industry verticals ▪ Strategic technology addition ▪ Geographic synergies with growth opportunities 8EVKIX'VMXIVME

Risk Factors

These Risk Factors are being provided to certain accredited investors for potential investment in Chavant Capital Acquisition Corp. ("Chavant") in connection with a proposed business combination (the "Business Combination") between Chavant and Mobix Labs, Inc. ("Mobix Labs", "we", "us" or "our"). Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in us and in the Securities, including those described below, before subscribing for the Securities. If we cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, our business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence, prior to subscribing for the Securities.

In addition to the following risks related to Mobix Labs' business, we are also subject to risks and uncertainties related to the Business Combination, including the risk that it may not be completed in a timely matter or at all, the risk of disruption of our management's time from ongoing business operations due to the Business Combination, risks associated with the need for us to quickly expand our internal capabilities to successfully operate as a public company and the other risks relating to the Business Combination described under the heading "Forward-Looking Statements" starting on Slide 2 of the investor presentation. You are cautioned not to put undue reliance on forward-looking statements regarding our business and the Business Combination due to the foregoing risks and uncertainties in addition to others that may negatively affect our business. We give no assurance that Mobix Labs will achieve its expectations or projections.

Risks Related to Mobix Labs' Business and Industry

1. We are an early-stage company, and our limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we may encounter.
2. Our forecasts and projections are based upon assumptions, analyses and internal estimates developed by our management. If these assumptions, analyses or estimates prove to be incorrect, our actual operating results may differ materially from those forecasted or projected.
3. We have incurred losses in the operation of our business and anticipate that our expenses, including related to research and development activities, will increase and that we will continue to incur losses in the future. We may never achieve or sustain profitability.
4. We may be unable to meet our future capital requirements, including capital required for continued investments to reach first production and revenue from our wireless solutions for 5G mmWave and C-band applications, which could limit our ability to grow and jeopardize our ability to continue our business operations.
5. We will need to raise additional capital in the future in order to execute our business plan, which may not be available on terms acceptable to us, or at all. If we raise additional capital in financing transactions involving the sale and issuance of equity or equity-linked securities, such financing transactions may be substantially dilutive to our stockholders.
6. Our wireless products are currently in development or testing, and we do not expect such wireless products to be produced and commercialized until fiscal year 2023. If we and our collaborators are unable to successfully develop and commercialize our wireless products and solutions, or experience significant delays in doing so, our business, financial condition and results of operations will be materially adversely affected.
7. Markets for our wireless products for 5G mmWave and C-band applications are still developing and may not develop at the speed and scale as expected.
8. If products incorporating or using our wireless technology are launched commercially but do not achieve widespread market acceptance, we will not be able to generate the revenue necessary to support our business.
9. We rely in part on our customers to design their systems to be compatible with our wireless products, and the nature of the design process requires us to incur expenses prior to customer commitments to use our products or recognizing revenues associated with those expenses which may adversely affect our financial results.
10. Some of our customers require our wireless products to undergo a lengthy and expensive qualification process which does not assure product sales. If we are unsuccessful or delayed in qualifying these products with a customer, our business and operating results would suffer.

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Risk Factors (Cont'd)

Risks Related to Mobix Labs' Business and Industry (Cont'd)

11. We may not be able to scale our business quickly enough to meet our customers' needs or in an efficient manner, which could harm our operating results.
12. The markets for wireless products and solutions are highly competitive and some market participants have substantially greater resources. We compete against a number of both established competitors and new market entrants with respect to, among other things, cost, technology and engineering resources.
13. Historically, we have relied on a limited number of customers for a substantial portion of our revenue, which is generated from our business of designing and supplying hybrid active optical cables for high-speed connectivity solutions. For the year ended December 31, 2021, we derived approximately 80% of our sales revenue from one customer. The loss of this customer would have a material adverse impact on our results of operations and financial condition.
14. Our efforts to increase sales and diversify our customer base may not be successful or may take longer to take effect than anticipated.
15. Our connectivity products and solutions are subject to intense competition, primarily from Chinese manufacturers. If customer preferences change to demand more lower-priced and commodity type products and if U.S. tariffs on the Chinese imports fall, our competitive advantage will be reduced.
16. Our connectivity business involves significant capital expenditure to purchase raw materials and a long sales cycle, and our efforts to shift the capital expenditure to our manufacturers may not be successful or may take longer to take effect than anticipated.
17. Our future success will greatly depend on our ability to develop and successfully introduce new and enhanced products and solutions for our markets that meet the needs of our customers.
18. The consolidation or vertical integration of our customers may adversely affect our financial results.
19. We rely significantly on channel partners to sell and support our products and solutions, and the failure of this channel to be effective could materially reduce our sales.
20. Unforeseen vulnerabilities or defects in our products or solutions could result in lost sales and subject us to substantial liability.
21. We are dependent on a limited number of suppliers, and in certain cases, sole suppliers, for raw materials and components, and our efforts to develop alternative supply sources may not be successful or may take longer to take effect than anticipated.
22. If our contracted manufacturers encounter production, quality, financial or other difficulties or fail to meet our specifications, we may experience difficulty in meeting our customers' demands.
23. Our gross margin and results of operations may be adversely affected by the price increase of certain components due to inflation and supply chain constraints. As a result, we may not be able to recognize as revenue our backlog in the next 12 months due to supply chain constraints and uncertainties.
24. Our financial condition and results of operations could be adversely affected by outbreaks of contagious diseases such as the COVID-19 pandemic, which has had an impact on our business operations, including, for example, the two-month COVID-19 lockdown in Shanghai in the first and second quarters of 2022 that has led to substantial delays to our supply chain in China, and our business could continue to be materially adversely affected, directly or indirectly.
25. Our business strategy relies in part on acquisitions of companies, assets or technologies to create growth and increase cash flow, and we have pursued, and are currently pursuing, acquisitions in the ordinary course of our business. We may not be able to consummate planned strategic acquisitions or fully realize anticipated benefits from past or future acquisitions or investments including our expected acquisition of EMI Solutions, Inc.
26. We may face challenges in integrating businesses we acquire in the future, including due to demands on our management; contingent liabilities relating to acquired businesses or products; difficulties in maintaining acquired customer relationships; difficulties in achieving anticipated synergies; or other factors.
27. We are exposed to potential impairment charges on certain assets including intangible assets acquired in our business acquisitions.

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Risk Factors (Cont'd)

Risks Related to Mobix Labs' Business and Industry (Cont'd)

28. Our growth initiatives may prove more costly than we currently anticipate, and we may not succeed in raising financing or increasing our revenue in an amount sufficient to cover the costs of these initiatives and to achieve and maintain profitability. Our ability to effectively manage our anticipated growth and expansion of our operations will also require us to enhance our operational, financial and management controls and infrastructure, human resources policies and reporting systems. These enhancements and improvements will require significant capital expenditures and allocation of valuable management and employee resources.
29. We are exposed to business, economic, political, legal, regulatory and other risks through our international operations, including changes in China-Taiwan relations, which may adversely affect our contracted manufacturing and supply chain in China and Taiwan and which could adversely affect our business, financial condition and results of operations.
30. We depend on our senior management team and other key personnel, and the loss of one or more key personnel or an inability to attract, retain and motivate qualified personnel and in particular, qualified engineers, may impair our ability to grow our business.
31. We use third-party technology and engineering contractors and other consultants in our operations and if they do not perform their tasks effectively, our business, financial condition and results of operations could be adversely affected.
32. Our results of operations could be affected by natural disasters in the locations in which we operate.
33. We rely on our information technology systems and those of our third-party service providers, which may be vulnerable to damage, security breaches or cyber-attacks and could have a material adverse effect on our reputation as well as our business, financial condition and/or results of operations.
34. If we fail to protect our intellectual property and proprietary and confidential information or if we are subject to third-party intellectual property infringement claims, our financial condition, results of operation and business could be adversely affected.
35. If we fail to develop and maintain an effective system of internal controls, our ability to produce timely and accurate financial statements or comply with applicable regulations could be adversely affected. We may identify material weaknesses or other control deficiencies in our internal controls over financial reporting which we may not be able to remedy in a timely manner, including control deficiencies relating to companies we have acquired or acquire in the future.

Risks Related to Mobix Labs' Intellectual Property

We rely on our intellectual property, including our proprietary technology and information, to give us a competitive advantage in the markets in which we operate. We seek to protect our intellectual property through a combination of patent, trademark, trade secret, and other similar laws. The steps we take to protect our intellectual property, including physical and operational protections of our confidential information, contractual obligations of confidentiality, assignment agreements with our employees and contractors and the prosecution and maintenance of registrations and applications for registration of intellectual property rights, require significant resources and may be inadequate. In addition, some of our applications, including patent applications, may not be approved or granted or may take longer than expected to result in approval or grant, which may have a material adverse effect on our ability to prevent others from commercially exploiting products or solutions similar to ours.

Despite our efforts to protect our intellectual property, unauthorized parties may attempt to copy aspects of our technology or independently develop competing technologies. The enforcement and protection of our intellectual property may be expensive and time-consuming, could fail to prevent misappropriation or unauthorized use of our intellectual property or could result in a third-party counterclaim or challenge to our intellectual property rights and the subsequent loss of our ability to use or enforce our intellectual property. Further, the laws of certain countries, including countries where we have not applied for patent protection or trademark or other registered intellectual property protection, may not be as protective of intellectual property and proprietary rights to the same extent as the laws of the United States, and the mechanisms for enforcement of intellectual property and proprietary rights may be inadequate.

Third-party claims that we are infringing, misappropriating or otherwise violating their intellectual property, whether or not meritorious or successful, could subject us to costly and time-consuming litigation or expensive damages, cause us to enter into royalty-bearing licenses, or result in injunctions which may require us to redesign or reengineer all or a portion of our technology. Any efforts to re-develop our technology, obtain licenses from third parties on favorable terms or license a substitute technology may not be successful, and may substantially increase our costs and harm our business, financial condition and results of operation.

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Risk Factors (Cont'd)

Legal and Regulatory Risks Related to Mobix Labs' Business

1. We are subject to governmental export and import control laws and regulations. Our failure to comply with these laws and regulations could have an adverse effect on our business, prospects, financial condition and results of operations.
2. Changes to U.S. for foreign tax, trade policy, tariffs and import/export regulations may have a material adverse effect on our business, financial condition and results of operations.
3. We may become involved in legal and regulatory proceedings and/or commercial disputes, which could have an adverse effect on our profitability and financial position. We are currently engaged in discussions with one or more counterparties to acquisitions that we completed and/or pursued in the past, and these disagreements could lead to legal proceedings that could require management attention and have an adverse effect on our profitability and financial position.
4. We are subject to, and must remain in compliance with, numerous laws and governmental regulations across various jurisdictions, including those concerning the development, manufacturing, use, distribution and sale of our products including engagement of employees and contractors.
5. Some of our potential customers including those in the military and aerospace industries may require us to comply with additional regulatory requirements which will increase our compliance costs.
6. We are subject to U.S. and foreign anti-corruption and anti-money laundering laws and regulations. We can face criminal liability and other serious consequences for violations, which can harm our business.
7. The combined company's ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the Business Combination or other ownership changes.

Risks Related to Being a Public Company

1. We will incur increased costs as a result of operating as a public company, and our management will devote substantial time to new compliance initiatives.
2. The requirements of being a public company may strain our resources and divert management's attention, and the increases in legal, accounting and compliance expenses that will result from the proposed Business Combination may be greater than we anticipate.
3. Our management team has limited experience managing a public company.
4. Following the proposed Business Combination, the combined company will have two classes of common stock: Class B common stock, which is entitled to ten votes per share, and Class A common stock, which is entitled to one vote per share. The Class B common stock is expected to be held by a small number of founders of Mobix Labs including certain directors and officers of the combined company. Holders of Class B common stock may exert significant influence over corporate management and affairs of the combined company, whose interests may differ from our other stockholders. There may also be an adverse effect on the value and liquidity of our Class A common stock due to the disparate voting rights of our Class A common stock and our Class B common stock.
5. Following the proposed Business Combination, the combined company's business, results of operations, and financial condition may fluctuate on a quarterly and annual basis, which may result in a decline in its stock price if such fluctuations result in a failure to meet any projections that it may provide or the expectations of securities analysts or investors.
6. There can be no assurance that the combined company's common stock will be approved for listing on the Nasdaq Stock Market or that the combined company will be able to comply with the continued listing standards of the Nasdaq Stock Market.
7. Following the proposed Business Combination, the combined company may be required to take write-downs or write-offs, or the combined company may be subject to restructuring, impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of its stock, which could cause you to lose some or all of your investment.
8. As a result of the proposed Business Combination, the combined company's tax obligations and related filings may become significantly more complex and subject to greater risk of audit or examination by taxing authorities, and outcomes resulting from such audits or examinations could adversely impact the combined company's after-tax profitability and financial results. Additionally, future tax legislative or regulatory changes in any jurisdiction in which combined company will operate or have subsidiaries could result in changes to the taxation of the combined company's income and operations, which could cause its after-tax profitability to be lower than anticipated.

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Shaping Tomorrow’s Connectivity TM